K031 Topline Final Data Analysis March 24, 2021 Exhibit 99.1

Forward-Looking Statements This presentation also contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding our strategy, business plans and focus, including the therapeutic potential of our Microbiome Metabolic Therapy (MMT) candidates, the timing of initiation, completion and reporting of results of our clinical studies and our strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to planned clinical and preclinical studies and areas of interest, the preclinical and clinical development and safety profile of our MMT candidates and timelines associated with the programs for such MMT candidates, whether and when, if at all, the U.S. Food and Drug Administration will approve our IND application for KB109, whether and when, if at all, our MMT candidates will receive approval from the U.S. Food and Drug Administration or other applicable regulatory agencies, if any, competition from other biotechnology companies, and other risks identified in our SEC filings, including the most recently filed 10-K. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

*Non-IND Clinical Study conducted under regulations supporting research with food, evaluating safety, tolerability and potential markers of human effect. KB109 in COVID-19 Final Analysis High propionate High acetate Multi-center, open label, controlled clinical study* Mild-to-moderate COVID-19 Two weeks administration Endpoints: Primary: Safety and tolerability, Healthcare Utilization, Time to resolution of symptoms, Biomarkers of the inflammatory response 350 outpatients Supportive self-care (control) N=181 Supportive self-care + KB109 N=169 1:1 randomization Up to three weeks follow up Baseline characteristics were well matched between the groups, except for a higher proportion of patients reporting comorbidities at baseline, 41% KB109 + SSC vs 36% SSC alone.

Results: Favorable Safety and Tolerability Profile Largest study of MMTs conducted so far, leading to most comprehensive safety data set to date Well tolerated with similar number of treatment emergent SAEs in both arms (2 in KB109 vs. 3 in SSC alone) Hospitalizations: 3 in KB109+SSC vs 3 in SSC alone arm More GI-related AEs reported in KB109+SSC arm (21% vs 5%) Similar to that seen in previous studies of MMTs All were mild/moderate Fewer respiratory-related AEs and infections of special interest (e.g., pneumonia/ILI) in KB109+SSC versus SSC alone arm (16 cases vs 29 cases)

COVID-19 related Hospitalization, Emergency room, or Urgent Care visits (Safety Analysis Set) KB109 – Healthcare Utilization Data Statistics SSC + KB109 (N=69) SSC alone (N=66) Overall (N=135) % change (SSC + KB109 vs SSC alone) N (%) 4 (5.8%) 10 (15.2%) 14 (10.4%) -61.8% Comorbidity Patient Subgroup Statistics SSC + KB109 (N=169) SSC alone (N=181) Overall (N=350) % change (SSC + KB109 vs SSC alone) N (%) 7 (4.1%) 15 (8.3%) 22 (6.3%) -50.6% Overall Study Population

Proportion of Patients with Resolution Natural History of COVID-19 Infection: SSC Alone Arms Comparing patients with and without comorbidities shows extended duration of symptoms, especially in patients with at least one comorbidity 13 Overall Symptoms8 Cardinal Symptoms Proportion of Patients with Resolution Median time to resolution of symptoms: SSC No comorbidity = 21 days SSC + Comorbidity = 30 days Median time to resolution of symptoms: SSC No comorbidity = 15 days SSC + Comorbidity = 21 days 13 Covid-related symptoms: Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, sore throat, gastrointestinal disturbance/symptoms, diarrhea, fatigue, nasal congestion, and chest tightness; 8 cardinal symptoms: Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, and sore throat

13 Symptoms Time to Resolution of Covid-19 Symptoms for Patients with Comorbidity KB109 + SSC vs. SSC alone 21 vs 30 days, HR=1.4217 (0.8982, 2.2501); p=NS 13 Covid-related symptoms: Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, sore throat, gastrointestinal disturbance/symptoms, diarrhea, fatigue, nasal congestion, and chest tightness 8 cardinal symptoms: Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, and sore throat 8 Symptoms 17 vs 21 days, HR=1.5743 (0.9974, 2.4848) ; p=NS

Additional studies will further elucidate the role KB109 may play in allowing patients with comorbidities to recover more quickly Potential Clinical Implications Median time to resolution of symptoms: SSC No comorbidity = 15 days SSC + Comorbidity = 21 days KB109 + SSC + Comorbidity = 17 days Median time to resolution of symptoms: SSC No comorbidity = 21 days SSC + Comorbidity = 30 days KB109 + SSC + Comorbidity = 21 days 13 Overall Symptoms8 Cardinal Symptoms Proportion of Patients with Resolution Proportion of Patients with Resolution

13 Symptoms Exploratory Analysis of Time to Resolution of Covid-19 Symptoms ≥45 years or with Comorbidity KB109 + SSC vs. SSC alone 13 Covid-related symptoms: Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, sore throat, gastrointestinal disturbance/symptoms, diarrhea, fatigue, nasal congestion, and chest tightness 8 cardinal symptoms: Cough, chills/repeated shaking with chills, muscle pain, fever, headache, anosmia/ageusia, shortness of breath, and sore throat 8 Symptoms 21 vs 31 days, HR=1.597 (1.064, 2.398) ; p<0.05 16 vs 24 days, HR=1.584 (1.064, 2.347) ; p<0.05 Proportion of Patients with Resolution Proportion of Patients with Resolution

KB109: Regulatory Interactions and Next Steps Engaging with FDA and other regulatory agencies with the goal of opening an IND and CTAs in Q4 2021 Pre-IND discussions with FDA Gained alignment on nonclinical toxicology program to support IND filing Ongoing discussions to seek alignment in support of late-stage clinical development program and CMC CTA planning: Received country-level scientific advice from 4 countries in Europe related to nonclinical and clinical development Goal is to move directly into a pivotal registration program FDA recently completed a clinical inspection of K031 and K032 No findings related to the conduct or oversight of the clinical studies, supporting the high quality of the data and its inclusion in potential IND or CTA filings FDA issued one 483 observation related to not submitting an IND for the clinical studies Kaleido takes this observation seriously and is committed to working with the FDA to gain alignment Kaleido has fully responded to the observation, including an explanation of our view that safety and tolerability studies of GRAS articles are appropriate without an IND and requesting to meet with FDA to discuss our approach for conducting future clinical food studies

Population at risk for hospitalization is in great need of respiratory viral therapeutics during this current pandemic and beyond The 45% COVID-19 infected adults with comorbidities1 The 40%+ of cases that occur in adults ≥45 years old2 The 10%+ of addressable patients with “long-COVID” published long-hauler rate variable and up to 30% Exploring the potential for combination with anti-viral therapeutics (e.g., mAbs and small molecules) 1. Adams ML et al. Population-Based Estimates of Chronic Conditions Affecting Risk for Complications from Coronavirus Disease, United States. Emerg Inf Dis. 2020 2. https://covid.cdc.gov/covid-data-tracker/#demographics accessed 19 March 2021 3.monoclonal antibody 4. Bamlanivimab Fact Sheet https://www.fda.gov/media/143603/download accessed 19 March 2021. 5. Bamlanivimab and etesevimab Fact Sheet. https://www.fda.gov/media/145802/download accessed 19 March 2021. SARS-CoV-2 is still circulating globally Unknown durability and effectiveness of current vaccines to COVID-19 and variants Specific SARS-CoV-2 variants show diminished susceptibility to some mAb3,4,5 Additional respiratory viral treatment needs U.S. COVID-19 patients potentially addressable by KB109 include: The macro landscape continues to evolve:

Live Q&A Session

Back-up Slides

K031 Study Population: Most Prevalent, Yet Understudied

Most studies in COVID-19 to date have focused on symptoms duration and clinical outcomes in adults hospitalized with severe COVID-19.

- *Monoclonal Antibodies are indicated for treating mild-to-moderate COVID-19 in adults and children over 12 years old who are at high risk for progressing to severe COVID-19 and/or hospitalization.*

Little prospective data exists in the largest segment of patients, those at low-risk for progressing to severe COVID-19 and/or hospitalization.

- *Retrospective reports suggest it can take 3-4 weeks for resolution of symptoms and return to usual health in so-called "mild" COVID patients[1]*

K031 assessed normal disease course and effects of KB109 in low-risk COVID-19 patients in an outpatient setting.

Est. 83.1M COVID-19 infections in US (2020)[2]



K031 population#
mAb population*
70.4M symptomatic2
12.7M asymptomatic2
~ 45% with 1+ comorbidity3
4.1M Hosp-italizations2

~38% pts in study had at least 1 comorbidity
* >60% pts in REGN and LLY mAb studies had at least 1 risk factor for hospitalization/severe COVID-19

1. Symptom Duration and Risk Factors for Delayed Return to Usual Health Among Outpatients with COVID-19 in a Multistate Health Care Systems Network — United States, March–June 2020. Available at: https://www.cdc.gov/mmwr/volumes/69/wr/mm6930e1.htm
2. Estimated Disease Burden of COVID-19. Available at: https://www.cdc.gov/coronavirus/2019-ncov/cases-updates/burden.html
3. Adams ML et al. Population-Based Estimates of Chronic Conditions Affecting Risk for Complications from Coronavirus Disease, United States. *Emerg Inf Dis.* 2020

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K031 Study Design Enrollment Period Up to 12 Days If symptomatic: Must not report significant improvement in cardinal symptoms in 48 hrs immediately prior to randomization If pre-symptomatic: symptom development within 7 days of a positive test and randomization within 5 days of the symptoms showing Day-2 to -1 Informed consent KB109+SSC or SSC Only 14 Days Follow-up Period 21 Days Day 1-2 2 days Day 3-4 2 days Day 5-14 10 days Day 15-35 21 days Study Arm (n=350-400) KB109 + SSC (n=175-200) SSC (n=175-200) 18 g (9 g BID) 36 g (18 g BID) 72 g (36 g BID) Supportive Self-Care Supportive Self-Care Day 1* (+1 day) Day 3 (+-1 day) Day 7 (+-1 day) Day 10 (+-1 day) Day 14 (+-3 day) Day 21 (+-1 day) Day 28 (+-1 day) Day 35* (+-1 day) As needed telemedicine visit (s) = Sample collection = Telemedicine Visit (*Includes wellness assessments) = Randomization = Wellness Visit by phone

K031 Study Objectives Primary Objective: Evaluate the safety of KB109 in addition to Supportive Self Care (SSC + KB109) compared to SSC alone in outpatients with mild-to-moderate COVID‑19. Secondary Objective: Evaluate selected measures of health in outpatients with mild-to-moderate COVID-19. Exploratory Objectives: Evaluate measures of health in outpatients with mild-to-moderate COVID-19 during the follow-up period Evaluate the changes in laboratory measures, specific biomarkers, serology and viral load in outpatients with mild-to-moderate COVID-19 (to be available in Q2/Q3 2021)

Treatment Emergent AEs by SOC (≥ 2%) and Preferred Term

System Organ Class Preferred Term	SSC + KB109 (N=169) n (%)	SSC Alone (N=181) n (%)	Overall (N=350) n (%)
Patients with at Least One TEAE	61 (36.1)	48 (26.5)	109 (31.1)
Gastrointestinal disorders	35 (20.7)	9 (5.0)	44 (12.6)
Diarrhoea	18 (10.7)	6 (3.3)	24 (6.9)
Nausea	6 (3.6)	1 (0.6)	7 (2.0)
Abdominal pain	5 (3.0)	1 (0.6)	6 (1.7)
Abdominal distension	4 (2.4)	0	4 (1.1)
Flatulence	4 (2.4)	0	4 (1.1)
Gastrointestinal disorder	3 (1.8)	0	3 (0.9)
Abdominal pain upper	1 (0.6)	1 (0.6)	2 (0.6)
Dyspepsia	1 (0.6)	0	1 (0.3)
Gastrointestinal sounds abnormal	1 (0.6)	0	1 (0.3)
Abdominal discomfort	0	1 (0.6)	1 (0.3)
Gastric ulcer	0	1 (0.6)	1 (0.3)
Gastritis	0	1 (0.6)	1 (0.3)
Respiratory, thoracic and mediastinal disorders	15 (8.9)	25 (13.8)	40 (11.4)
Dyspnoea	8 (4.7)	10 (5.5)	18 (5.1)
Oropharyngeal pain	4 (2.4)	7 (3.9)	11 (3.1)
Cough	2 (1.2)	8 (4.4)	10 (2.9)
Dyspnoea exertional	2 (1.2)	1 (0.6)	3 (0.9)
Nasal congestion	2 (1.2)	3 (1.7)	5 (1.4)
Hypoxia	1 (0.6)	1 (0.6)	2 (0.6)
Pleurisy	1 (0.6)	0	1 (0.3)
Acute respiratory failure	0	1 (0.6)	1 (0.3)
Lower respiratory tract congestion	0	2 (1.1)	2 (0.6)
Nervous system disorders	7 (4.1)	6 (3.3)	13 (3.7)
Ageusia	4 (2.4)	1 (0.6)	5 (1.4)
Anosmia	4 (2.4)	1 (0.6)	5 (1.4)
Headache	3 (1.8)	5 (2.8)	8 (2.3)
Hypoaesthesia	0	1 (0.6)	1 (0.3)
Paraesthesia	0	1 (0.6)	1 (0.3)

System Organ Class Preferred Term	SSC + KB109 (N=169) n (%)	SSC Alone (N=181) n (%)	Overall (N=350) n (%)
Infections and infestations	6 (3.6)	7 (3.9)	13 (3.7)
COVID-19	1 (0.6)	2 (1.1)	3 (0.9)
Ear infection	1 (0.6)	0	1 (0.3)
Pharyngitis streptococcal	1 (0.6)	0	1 (0.3)
Pneumonia	1 (0.6)	4 (2.2)	5 (1.4)
Tonsillitis	1 (0.6)	0	1 (0.3)
Urinary tract infection	1 (0.6)	0	1 (0.3)
Gastroenteritis viral	0	1 (0.6)	1 (0.3)
Pneumonia viral	0	1 (0.6)	1 (0.3)
Sepsis	0	1 (0.6)	1 (0.3)
Sinusitis	0	1 (0.6)	1 (0.3)
General disorders and administration site conditions	3 (1.8)	6 (3.3)	9 (2.6)
Chills	2 (1.2)	2 (1.1)	4 (1.1)
Chest discomfort	1 (0.6)	2 (1.1)	3 (0.9)
Influenza like illness	0	1 (0.6)	1 (0.3)
Musculoskeletal and connective tissue disorders	3 (1.8)	4 (2.2)	7 (2.0)
Arthralgia	1 (0.6)	0	1 (0.3)
Back pain	1 (0.6)	0	1 (0.3)
Musculoskeletal pain	1 (0.6)	0	1 (0.3)
Pain in extremity	1 (0.6)	0	1 (0.3)
Myalgia	0	4 (2.2)	4 (1.1)

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Subgroup Analysis of Time to Resolution of Overall 13 Symptoms

Table of Time to resolution - FAS

Intake Period and Follow-up Period

	SSC + KB109 (N=169)			SSC Alone (N=172)			SSC + KB109 vs. SSC Alone	
Subgroup	N1	Patients with Event n (%)	Median Time (95% CI) (day)[1]	N1	Patients with Event n (%)	Median Time (95% CI) (day)[1]	Hazard Ratio [2]	95% CI
Overall	146	113 (66.9)	19.0 (16.0, 23.0)	147	106 (61.6)	22.0 (19.0, 30.0)	1.2539	(0.9566, 1.6437)
Age Group (years)								
>=18 to <45	98	79 (46.7)	19.0 (14.0, 23.0)	98	75 (43.6)	20.0 (17.0, 28.0)	1.1794	(0.8539, 1.6290)
>=45 to <65	41	29 (17.2)	20.0 (15.0, 31.0)	44	26 (15.1)	32.0 (21.0, NA)	1.8646	(1.0674, 3.2570)
>=65	7	5 (3.0)	28.0 (13.0, NA)	5	5 (2.9)	19.0 (9.0, NA)	0.2996	(0.0104, 8.6610)
Comorbidity Status								
Yes	61	45 (26.6)	21.0 (16.0, 28.0)	53	35 (20.3)	30.0 (20.0, 32.0)	1.4217	(0.8982, 2.2501)
No	85	68 (40.2)	18.0 (14.0, 23.0)	94	71 (41.3)	21.0 (15.0, 29.0)	1.1946	(0.8512, 1.6766)
Baseline BMI Subgroup (kg/m^2)								
< 30	96	74 (43.8)	19.0 (15.0, 24.0)	93	67 (39.0)	22.0 (19.0, 30.0)	1.2918	(0.9174, 1.8191)
>= 30	49	38 (22.5)	21.0 (16.0, 27.0)	53	38 (22.1)	24.0 (18.0, 32.0)	1.2632	(0.7911, 2.0171)
Ethnicity								
Hispanic or Latino	89	72 (42.6)	16.0 (14.0, 21.0)	96	70 (40.7)	20.0 (15.0, 28.0)	1.4179	(1.0112, 1.9881)
Not Hispanic or Latino	56	40 (23.7)	23.0 (19.0, 30.0)	50	36 (20.9)	30.0 (21.0, 32.0)	1.2161	(0.7518, 1.9670)

18 ©2021 KALEIDO®

Subgroup Analysis of Time to Resolution of 8 Cardinal Symptoms

Table of Time to resolution - FAS

Intake Period and Follow-up Period

	SSC + KB109 (N=169)			SSC Alone (N=172)			SSC + KB109 vs. SSC Alone	
Subgroup	N1	Patients with Event n (%)	Median Time (95% CI) (day)[1]	N1	Patients with Event n (%)	Median Time (95% CI) (day)[1]	Hazard Ratio [2]	95% CI
Overall	130	107 (63.3)	15.0 (13.0, 19.0)	134	105 (61.0)	19.0 (14.0, 21.0)	1.1262	(0.8558, 1.4819)
Age Group (years)								
>=18 to <45	85	68 (40.2)	16.0 (11.0, 21.0)	89	72 (41.9)	15.0 (13.0, 19.0)	0.9764	(0.6978, 1.3662)
>=45 to <65	38	32 (18.9)	15.0 (12.0, 23.0)	41	29 (16.9)	24.0 (20.0, 30.0)	1.9645	(1.1301, 3.4152)
>=65	7	7 (4.1)	21.0 (7.0, NA)	4	4 (2.3)	11.0 (9.0, NA)	0.0526	(0.0031, 0.8865)
Comorbidity Status								
Yes	57	48 (28.4)	17.0 (12.0, 21.0)	49	36 (20.9)	21.0 (17.0, 30.0)	1.5743	(0.9974, 2.4848)
No	73	59 (34.9)	14.0 (11.0, 21.0)	85	69 (40.1)	15.0 (12.0, 19.0)	0.9623	(0.6742, 1.3735)
Baseline BMI Subgroup (kg/m^2)								
< 30	87	72 (42.6)	15.0 (12.0, 21.0)	87	69 (40.1)	17.0 (13.0, 21.0)	1.0754	(0.7634, 1.5149)
>= 30	42	34 (20.1)	16.5 (11.0, 21.0)	46	35 (20.3)	20.0 (14.0, 30.0)	1.5441	(0.9293, 2.5655)
Ethnicity								
Hispanic or Latino	81	69 (40.8)	15.0 (10.0, 18.0)	85	68 (39.5)	15.0 (12.0, 20.0)	1.1566	(0.8181, 1.6353)
Not Hispanic or Latino	48	37 (21.9)	19.0 (12.0, 25.0)	48	37 (21.5)	22.0 (17.0, 30.0)	1.1762	(0.7325, 1.8888)

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Recent Antibody Data Provides Useful Context for K031 Data from broad population in the mAb studies did not show strong results for symptoms or outcomes, leading to conditions of FDA EUA requiring a population of patients with higher risk; comorbidities and advanced age: High risk is defined as patients who meet at least one of the following criteria: Have a body mass index (BMI) ≥35, chronic kidney disease, diabetes, immunosuppressive disease Currently receiving immunosuppressive treatment ≥65 years of age ≥55 years of age AND have CV disease, OR hypertension, OR COPD/chronic respiratory disease FDA Letter Issued February 25, 2021 [Lilly, Regeneron] will establish a process for monitoring genomic database(s) for the emergence of global viral variants of SARS-CoV-2. FDA may require [Lilly, Regeneron] to assess the activity of the authorized [mAb] against any global SARS-CoV-2 variant(s) of interest (e.g., variants that are prevalent or becoming prevalent that harbor substitutions in the target protein or in protein(s) that interact with the target protein). Age >45 was added as a risk factor to the analyses for K031, a precedent established in studies of mAbs to narrow population based on comorbidity and age

K031 Topline Final Data Analysis March 24, 2021